UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                              Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

UNIVERSAL HEALTH SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No:
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Universal Health Services, Inc.

Online

Go to www.envisionreports.com/UHS or scan

the QR code — login details are located in the

shaded bar below.

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

Universal Health Services, Inc. Annual Meeting of Stockholders to be Held on May 20, 2020

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting. The

Universal Health Services Inc. Annual Report/Form 10K and Universal Health Services Inc. Notice of Annual Meeting and Proxy

Statement to stockholders are available at:

www.envisionreports.com/UHS

Easy Online Access — View your proxy materials and vote.

Step 1: Go to www.envisionreports.com/UHS.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selections as instructed on each screen for your delivery preferences.

Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 13, 2020 to facilitate timely delivery.

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Stockholder Meeting Notice    Universal Health Services, Inc. Annual Meeting of Stockholders will be held at 10:00 a.m. EDT on Wednesday, May 20, 2020, virtually via live webcast at www.meetingcenter.io/266493346. To vote online during the meeting, you will need the 15-digit control number that is printed in the shaded bar located on the reverse side of this form. The Password for the meeting is UHS2020.   The Board of Directors recommends a vote FOR the nominee listed in Proposal 1, and FOR Proposals 2, 3, and 4:   1. Election of Director: 01 - Lawrence S. Gibbs 2. Proposal to approve the Company’s 2020 Omnibus Stock and Incentive Plan 3. Advisory (nonbinding) vote to approve named executive officer compensation. 4. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. The proxy statement contains information on how to vote online during the meeting.    Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.    — Internet – Go to www.envisionreports.com/UHS. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Universal Health Services, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 13, 2020.